UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 15, 2005

Date of report (Date of earliest event reported)

FIRST PLACE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

185 E. Market Street, Warren, OH 44481

(Address of principal executive offices)

(330) 373-1221

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosures

On November 15, 2005 First Place Financial Corp. issued a press release announcing that Steven R. Lewis, President and Chief Executive Officer and Paul S. Musgrove, Chief Financial Officer will be making a presentation on November 17, 2005 in Naples, Florida at the Sandler O’Neill & Partners, L.P. Financial Services Conference. The press release is included in this filing as Exhibit 99.1 which is attached hereto and incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated November 15, 2005 issued by First Place Financial Corp. announcing that Steven R. Lewis, President and Chief Executive Officer and Paul S. Musgrove, Chief Financial Officer will be making a presentation on November 17, 2005 in Naples, Florida at the Sandler O’Neill & Partners, L.P. Financial Services Conference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: November 15, 2005	By:	/s/ Paul S. Musgrove
Paul S. Musgrove
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated November 15, 2005 issued by First Place Financial Corp. announcing that Steven R. Lewis, President and Chief Executive Officer and Paul S. Musgrove, Chief Financial Officer will be making a presentation on November 17, 2005 in Naples, Florida at the Sandler O’Neill & Partners, L.P. Financial Services Conference.